AMERICAN GENERAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT D

SELECT RESERVESM

FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL DEFERRED ANNUITY

CONTRACTS

SUPPLEMENT DATED AUGUST 2, 2000

TO

PROFILE, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 3, 2000

AS SUPPLEMENTED MAY 25, 2000

Effective June 30, 2000, the Adviser/Manager of the Hotchkis and Wiley Variable Trust, listed on page 15 of your Select Reserve Prospectus, changed its name from Hotchkis and Wiley to Mercury Advisors.

Additionally, on or about October 5, 2000, the Hotchkis and Wiley Variable Trust and two of its Series, the Hotchkis and Wiley Equity Income VIP Portfolio Series and the Hotchkis and Wiley Low Duration VIP Portfolio Series, and their corresponding Divisions, will change their names to the Mercury HW Variable Trust, the Mercury HW Large Cap Value VIP Portfolio Series and the Mercury Low Duration VIP Portfolio Series, respectively. All references in the Select Reserve Profile, Prospectus and Statement of Additional Information to these names should be changed, as set forth in this Supplement.

This name change may not be reflected, for a period of time, on some of our administrative materials. For example, you may receive confirmation statements which still reflect the old Trust, Series and/or Division names. Additionally, if you were to call our Annuity Administration Department to listen to automated information about your Contract, you may still hear the old Trust, Series and/or Division names being used.